--------------------------------------------------------------------------------

Scudder Variable Series I

o    International Portfolio

Supplement to Prospectus Dated May 1, 2002

The following supplements the information in "The Subadvisor" section of the prospectus:

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the Portfolio recently approved a new subadvisory agreement between the advisor and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the advisor will seek approval from the Portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the Portfolio's advisor, under the supervision of the Portfolio's advisor.

The following replaces the information in "The Portfolio Managers" section of the Portfolio's prospectus:

The following people handle the day-to-day management of the Portfolio:

Clare Brody*                                                    Alex Tedder+
CFA, Director of Deutsche Asset Management and Co-Manager of    Director of Deutsche Asset Management and Consultant to
the Portfolio.                                                  the Portfolio.
  o Joined Deutsche Asset Management in 1993 and the              o Joined Deutsche Asset Management in 1994 and the
    Portfolio in 2002.                                              Portfolio in 2002.
  o Portfolio manager with primary focus on European markets      o Previously managed European equities and responsible
    and senior analyst covering global telecommunications and       for insurance sector with 4 years of experience at
    pulp and paper.                                                 Schroder Investment Management.
  o 10 years of investment industry experience.                   o Head of International Select Equity strategy; portfolio
                                                                    manager and analyst for Core EAFE strategy: London.
Marc Slendebroek*                                                 o MA, Freiburg University.
Vice President of Deutsche Asset Management and Co-Manager
of the Portfolio.                                               Stuart Kirk++
  o Joined Deutsche Asset Management in 1994 and                Associate Director of Deutsche Asset Management and
    the Portfolio in 1999.                                      Consultant to the Portfolio.
  o Over 13 years of investment industry experience.              o Joined Deutsche Asset Management in 1995 and the
  o MA, University of Leiden (Netherlands).                         Portfolio in 2002.
                                                                  o Analyst and fund manager in London, having since served
Joseph DeSantis**                                                   as portfolio manager and analyst for International
Managing Director of Deutsche Asset Management and                  Equity in Sydney.
Co-Manager of the Portfolio.                                      o Portfolio manager for EAFE Equity and global equity
  o Joined Deutsche Asset Management in 2000 and the                analyst for Business Services & Transport
    Portfolio in 2002.                                              sector: London.
  o Oversees all equity portfolio managers based in the           o MA, Cambridge University.
    Americas region.
  o Chief Investment Officer at Chase Trust Bank in Tokyo,
    Japan, a division of Chase Global Asset Management and
    Mutual Funds (1996-2000).
  o Head of International Equities at Chase in New York
    (1992-1996).
  o Positions as a portfolio manager at Chase (1990-1992).
    Founding partner, investment strategist at Strategic
    Research International, Inc.

* During the interim period, will become an employee of a Deutsche affiliate and serve as a Consultant to the Portfolio's advisor. Thereafter, will serve as a Co-Manager of the Portfolio.

** After the interim period, will no longer serve as a Co-Manager of the Portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the Portfolio's advisor. After the interim period, will serve as Lead Manager of the Portfolio.

++ Currently an employee of a Deutsche affiliate, serving as a Consultant to the Portfolio's advisor. After the interim period, will serve as a Co-Manager of the Portfolio.


May 30, 2002

--------------------------------------------------------------------------------

Scudder Variable Series I


o   Capital Growth Portfolio

o   International Portfolio












Prospectus

May 1, 2002


Class B Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.








As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolios Work                   Your Investment in the Portfolios

  3  Capital Growth Portfolio              12  Buying and Selling Shares

  6  International Portfolio               12  How the Portfolios Calculate
                                               Share Price
 10  Other Policies and Risks
                                           13  Distributions
 11  Investment Advisor
                                           13  Taxes

                                           13  Marketing and Distribution Fees



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

The managers diversify the portfolio's investments by company as well as by industry and sector. While emphasizing companies with above-average growth prospects, the portfolio may also invest in companies whose stock prices appear reasonably valued in light of potential growth. The managers look for securities which may be undervalued due to factors the managers consider to be of a temporary nature, such as unfavorable news about a company, industry or the stock markets in general or as a result of a market decline or poor economic conditions. The portfolio's flexible investment strategy allows it to invest in a broadly diversified portfolio of stocks in all sectors of the market, including companies generating new technologies, improved distribution techniques or new services or companies that develop natural resources.

The portfolio will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). The portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign equity securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily the large company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, risk factors or other matters

o        growth stocks may be out of favor for certain periods

o        foreign stocks may be more volatile than their U.S.
         counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1992     6.16
1993     20.58
1994     -9.90
1995     28.33
1996     19.83
1997     35.45
1998     22.94
1999     34.88
2000     -10.13
2001     -19.64



For the periods included in the bar chart:
Best Quarter: 25.75%, Q4 1998                   Worst Quarter: -20.09%, Q3 2001
2002 Total Return as of March 31: -1.29%


Average Annual Total Returns (%) as of 12/31/2001

                          1 Year            5 Years            10 Years
-----------------------------------------------------------------------------
Portfolio -- Class B     -19.64             10.17              11.15
Index                    -11.87             10.70              12.94
-----------------------------------------------------------------------------


Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


William Gadsden                                 Jesse Stuart
CFA, Managing Director of Deutsche Asset        Senior Vice President of Deutsche
Management and Co-Manager of the portfolio.     Asset Management and Co-Manager of
o   Joined Deutsche Asset Management in 1983    the Portfolio.
    and the portfolio in 1989.                  o   Joined Deutsche Asset Management
o   Over 21 years of investment industry            in 1996 and the portfolio in 2002.
    experience.                                 o   Over 6 years of investment
o   MBA, Wharton Business School, University        industry experience.
    of Pennsylvania.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,            2001     2000      1999     1998     1997^d
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $23.00    $29.05   $23.92    $20.61   $17.54
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^b         .00***       .01      .04       .11      .08
--------------------------------------------------------------------------------
  Net realized and unrealized     (4.21)    (2.62)     7.62      4.45     3.08
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment
  operations                      (4.21)    (2.61)     7.66      4.56     3.16
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.03)        --    (.04)     (.12)    (.09)
--------------------------------------------------------------------------------
  Net realized gains on           (2.47)    (3.44)   (2.49)    (1.13)       --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions             (2.50)    (3.44)   (2.53)    (1.25)    (.09)
--------------------------------------------------------------------------------
Net asset value, end of period    $16.29    $23.00   $29.05    $23.92   $20.61
--------------------------------------------------------------------------------
Total Return (%)                  (19.64)   (10.13)   34.88     22.94   18.00**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            .71      1.16     1.28       .83      .55
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      .77^c      .74      .74       .75     .75*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      .75^c      .74      .74       .75     .75*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           .02       .05      .18       .49     .64*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           33        55       66        55       42
--------------------------------------------------------------------------------


^b       Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75% for Class B.

^d For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*        Annualized

**       Not annualized

***      Less than $.005 per share

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical regions, favoring countries that they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers intend to divide the portfolio's holdings across industries and geographical areas, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given industry or area.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio may also invest in foreign debt securities, including convertible bonds.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and U.S. government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the U.S. In such a case, the portfolio would not be pursuing its investment objective.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important risk factor with this portfolio is how stock markets perform -- in this case, primarily foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. While developed foreign markets may be less risky than emerging markets, increasing globalization can make any market vulnerable to events elsewhere in the world.

A second major factor is the fluctuation of currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, economic trends, geographical areas or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio was designed for investors who want a broadly diversified international investment with the emphasis squarely on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992     -3.33
1993     37.47
1994     -1.10
1995     10.84
1996     14.50
1997     8.79
1998     18.28
1999     54.13
2000     -21.89
2001     -30.81


For the periods included in the bar chart:
Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -16.84%, Q1 2001
2002 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -30.81            1.32             5.94
Index                  -21.40            1.13             4.60
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Irene Cheng*                                 Joseph DeSantis**                       Stuart Kirk+
  Managing Director of Deutsche Asset          Managing Director of Deutsche Asset     Associate Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the        Management and Consultant to the
  portfolio.                                   portfolio.                              portfolio.
  o   Joined Deutsche Asset Management in      o   Joined Deutsche Asset Management    o   Joined Deutsche Asset Management
      1983 and the portfolio in 1997.              in 2000 and the portfolio in            in 1995 as analyst and fund
  o   Over 16 years of investment industry         2002.                                   manager in London, having since
      experience.                              o   Oversees all equity portfolio           served as portfolio manager and
  o   MS, Massachusetts Institute of               managers based in the Americas          analyst for International Equity
      Technology.                                  region.                                 in Sydney.
  o   MBA, Harvard Business School.            o   Chief Investment Officer at         o   Portfolio manager for EAFE Equity
                                                   Chase Trust Bank in Tokyo,              and global equity analyst for
  Clare Brody*                                     Japan, a division of Chase              Business Services & Transport
  CFA, Director of Deutsche Asset                  Global Asset Management and             sector: London.
  Management and Co-Manager of the                 Mutual Funds (1996-2000).           o   MA, Cambridge University.
  portfolio.                                   o   Head of International Equities      o   Joined the portfolio in 2002.
  o   Joined Deutsche Asset Management in          at Chase in New York (1992-1996).
      1993 and the portfolio in 2002.          o   Positions as a portfolio manager
  o   Portfolio manager with primary focus         at Chase (1990-1992). Founding
      on European markets and senior               partner, investment strategist
      analyst covering global                      at Strategic Research
      telecommunications and pulp and paper.       International, Inc.
  o   10 years of investment industry
      experience.                              Alex Tedder+
                                               Director of Deutsche Asset
  Marc Slendebroek*                            Management and Consultant to the
  Vice President of Deutsche Asset             portfolio.
  Management and Co-Manager of the             o   Joined Deutsche Asset Management
  portfolio.                                       in 1994. Previously managing
  o   Joined Deutsche Asset Management in          European equities and
      1994 and the portfolio in 1999.              responsible for insurance sector
  o   Over 13 years of investment industry         with 4 years of experience at
      experience.                                  Schroder Investment Management.
  o   MA, University of Leiden                 o   Head of International Select
      (Netherlands).                               Equity strategy; portfolio
                                                   manager and analyst for Core
                                                   EAFE strategy: London.
                                               o   MA, Freiburg University.
                                               o   Joined the portfolio in 2002.


* Prior to the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will become an employee of a Deutsche affiliate and serve as a Consultant to the portfolio's advisor. Thereafter, will serve as a Co-Manager of the portfolio.

** After the implementation of the subadvisory relationship with Deutsche Asset
   Management Investment Services Ltd., will no longer serve as a Co-Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,           2001      2000     1999      1998     1997^d
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $14.19   $20.24    $14.51   $14.08    $13.76
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^b            .05      .04      .08^c     .10      .00^f
--------------------------------------------------------------------------------
  Net realized and unrealized     (3.94)   (4.22)      7.14     2.29       .32
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment
  operations                      (3.89)   (4.18)      7.22     2.39       .32
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.02)    (.04)        --    (.25)        --
--------------------------------------------------------------------------------
  Net realized gains on           (2.25)   (1.83)    (1.49)   (1.71)        --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions             (2.27)   (1.87)    (1.49)   (1.96)        --
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.03   $14.19    $20.24   $14.51    $14.08
--------------------------------------------------------------------------------
Total Return (%)                  (30.81)  (21.89)    54.13    18.28    2.33**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              3      .77       .69      .37       .35
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     1.26^e    1.21      1.28     1.28     1.24*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     1.25^e    1.21      1.28     1.28     1.24*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           .39      .23       .53      .69    (.00)^g*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          105       79        86       71      61**
--------------------------------------------------------------------------------


^b       Based on average shares outstanding during the period.

^c Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^d For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

^f       Amount shown is less than $.005.

^g       Amount shown is less than .005%.

*        Annualized

**       Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change a portfolio's investment objective without seeking shareholder approval.

o As a temporary defensive measure, International Portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o The portfolios may trade securities actively. This could raise transaction costs and lower performance.

o The investment advisor measures credit risk at the time it buys securities, using independent ratings and its own credit analysis. If a security's credit risk changes, the advisor will decide what to do with the security pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been assured that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                          Fee Paid
--------------------------------------------------------------------------------
Capital Growth Portfolio                                 0.460%

International Portfolio                                  0.840%
--------------------------------------------------------------------------------


The Subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of International Portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio's portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

Each portfolio offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

The share price for each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                 -------------------------------------  =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, in April. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Investor Services, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Investor Services, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investor Services, Inc.              SEC

Two International Place                      450 Fifth Street, N.W.
Boston, MA 02110-4103                        Washington, D.C. 20549-0102
                                             1-202-942-8090
Call: 1-800-778-1482
                                             www.sec.gov





                                             SEC File #
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Scudder Variable Series I                    811-4257
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